UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2001 (November 7,
2001)

                                   ASGA, Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       000-32611                88-0451101
-----------------------------      ---------------------     ------------------
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)                        file number)     Identification No.)


660 South Hughes Boulevard
Elizabeth City, NC                                                27909
-----------------------------------------                    ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (252) 331-1799

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:
                                   Donald F. Mintmire
                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Fax: (561) 659-5371

     The purpose of this amended current report on Form 8-K is to disclose a change in the Registrant's Certifying Accountant.



ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On November 7, 2001 the Company notified its accountant, G. Brad Beckstead that he was being dismissed as the Company's independent auditor. The stated reason was that the Company would retain the auditor of the operating subsidiary as the auditor of the consolidated entity. The decision to change accountants was approved by the Board of Directors of the Company.

     During the Registrant's most recent two (2) fiscal years and during any subsequent interim period preceding the date of resignation, the Company has had no disagreements with G. Brad Beckstead on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Although, audited statements prepared by G. Brad Beckstead contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     The Company provided G. Brad Beckstead with a copy of this disclosure and requested that a letter be furnished to the Company, addressed to the SEC, stating whether he agrees with the statements made herein or the stating the reasons in which he does not agree. The letter from G. Brad Beckstead is filed herewith.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On November 7, 2001, the Company engaged the firm of Durland & Company, Certified Public Accountants, 232A Royal Palm Way, Palm Beach, Florida 33480 as the Company's independent auditors. Such appointment was accepted by Stephen Durland, President of the firm. Prior to such engagement, the Registrant had not consulted Durland & Company on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with
G. Brad Beckstead.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
------------      --------------------------------------------------------

2.1      [4]      Share Exchange Agreement between Transportation Safety Lights, Inc. and World
                  Quest, Inc. dated September 11, 2001.
3.(i).1  [1]      Articles of Incorporation of Transportation Safety Lights, Inc. filed February 16,
                  2000.
3.(i).2  [5]      Articles of Amendment of Articles of Incorporation filed September 27, 2001.
3.(ii).1 [1]      Bylaws of Transportation Safety Lights, Inc.
4.1      [3]      Consulting Agreement between the Company and Scott Bleazard.
4.2      [3]      Consulting Agreement between the Company and Stephen Brock.
5.1      [3]      Opinion of Harold P. Gewerter and Associates.
5.2      [5]      Opinion of Mintmire & Associates.
10.1     [2]      Design and Manufacturing Agreement dated March 21, 2001.
10.2     [5]      ASGA, Inc. Year 2001 Employee/Consultant Stock Compensation Plan.
23.1     [3]      Consent of Harold P. Gewerter and Associates (included in Exhibit 5.1).
23.2     [3]      Consent of G. Brad Beckstead, CPA.
23.3     [5]      Consent of G. Brad Beckstead, CPA.
16.1     *        Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).

-----------------------------
[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed April 30, 2001.
[2] Incorporated herein by reference to the Company's Quarterly Report on Form 10QSB filed May 29, 2001.
[3] Incorporated herein by reference to the Company's Registration Statement on Form S-8 filed August 1, 2001.
[4] Incorporated herein by reference to the Company's Current Report on Form 8-K filed September 21, 2001.
[5] Incorporated herein by reference to the Company's Registration Statement on Form S-8 filed October 2, 2001.
*    filed herewith

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ASGA, Inc.
                          ----------------------------
                                  (Registrant)



Date: November 8, 2001

                          By: /s/ Tom Kidd
                          -----------------------------------
                          Tom Kidd, President and CEO

                          By: /s/ Vera L.  Harrell
                          -----------------------------------
                          Vera L. Harrell, Secretary